1933 Act File No. 33-58846
                                                      1940 Act File No. 811-7538

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                           Pre-Effective Amendment No.                       |_|

                         Post-Effective Amendment No. 26                     |X|

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         |X|
                                     OF 1940

                                Amendment No. 26                             |X|

                          LORD ABBETT SECURITIES TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)

|X|   60 days after filing pursuant to paragraph (a) (1)

|_|   on (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           Prospectus / March 1, 1999

                           Lord Abbett
                           Securities Trust

                                                Growth & Income Fund
                                                International Fund
                                                World Bond-Debenture Fund

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

            As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this Prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

                                    The Funds                               Page

Information about the goal, approach, main risks, past performance, expenses, financial highlights, portfolio management and recent performance of each fund

      Growth & Income Fund                                                     2
      International Fund                                                       6
      World Bond-Debenture Fund                                               10

                                Your Investment

Information for managing your fund account

      Purchases                                                               14
      Opening Your Account                                                    16
      Redemptions                                                             17
      Distributions and Taxes                                                 17
      Management                                                              18
      Services For Fund Investors                                             18
      Sales Charges and Service Fees                                          19

                              For More Information

How to learn more about the funds and other Lord Abbett funds

      Glossary of Shaded Terms                                                22
      Back Cover

                                  Growth & Income Fund  Symbols: Class A - LDFVX
                                                                 Class B - LGIBX
                                                                 Class C - GILAX

GOAL / APPROACH

      The fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, we look for companies using a three-step process:

      o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks we believe represent the best bargains.

      o Fundamental research is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

      o Business cycle analysis is used to assess the economic and interest-rate sensitivity of our portfolio, helping us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

      The fund is intended for long-term investors who purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations. We believe the needs of such investors will best be served by an investment which has growth characterized by fewer fluctuations in market value than the Standard & Poor's Composite Index of 500 stocks ("S&P 500(R)"). For this reason, the fund tries to keep its assets invested in securities which are selling at reasonable prices in relation to value and, thus, will forgo some opportunities for gains when, in our judgment, they are too risky.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semi-annual report (see back cover). The report also has fund holdings information.

MAIN RISKS

      While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money. Our performance may sometimes be lower or higher than that of other types of funds (particularly those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor depending on market and economic conditions. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks could potentially limit our downside risk because bargain stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks. In the long run, we may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. We may take a temporary position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market.

      See the terms: Closed-End Investment Companies, Foreign Securities, High Yield Debt Securities, Illiquid Securities, Portfolio Securities Lending, Repurchase Agreements and When-Issued or Delayed Delivery Securities under "For More Information" to learn about our other investment strategies and their risks.

We or the fund refers to any one or more of three portfolios of Lord Abbett Securities Trust (the "Company"), which operates through its officers under the supervision of its Board Members, with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Small company stocks are those of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects.

Growth Stocks. Stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.


2 / The Funds

                                                            Growth & Income Fund

PAST PERFORMANCE - Growth & Income Fund

      The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 AWAITING DATA

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the S&P 500(R) which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                  1 Year       5 Years      10 Years      Inception(i)
A                        %            %             %             %
--------------------------------------------------------------------------------
B                        %            %             %             %
--------------------------------------------------------------------------------
C                        %            %             %             %
--------------------------------------------------------------------------------
S&P 500(R) (ii)
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding equity securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

------------
(i) The dates of inception for each class are as follows: A -7/15/96; B - 6/5/97; and C -1/3/94.
(ii) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs or management fees.

EXPENSES - Growth & Income Fund

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
--------------------------------------------------------------------------------
                                         Class A         Class B       Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                5.75%           none          none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")   none            5.00%         1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")        0.75%           0.75%         0.75%
--------------------------------------------------------------------------------
12b-1 Fees(1)                             0.35%           1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")         0.23%           0.23%         0.23%
--------------------------------------------------------------------------------
Total Operating Expenses                  1.33%           1.98%         1.98%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years           5 Years         10 Years

Class A shares        $702            $972             $1,262          $2,087
--------------------------------------------------------------------------------
Class B shares(2)     $601            $921             $1,167          $2,137
--------------------------------------------------------------------------------
Class C shares        $201            $621             $1,067          $2,308
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $702            $972             $1,262          $2,087
--------------------------------------------------------------------------------
Class B shares(2)     $201            $621             $1,067          $2,137
--------------------------------------------------------------------------------
Class C shares        $201            $621             $1,067          $2,308
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fee: The fee payable to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

------------
(1) Because 12b-1 distribution fees (up to: 0.25%- class A; 0.75%- class B; and 0.75%- class C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                   The Funds / 3

                                                            Growth & Income Fund

FINANCIAL HIGHLIGHTS - Growth & Income Fund

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference in the Statement of Additional Information.

=============================================================================================================================
                                                                                  Class A Shares
                                                       ----------------------------------------------------------------------
                                                                              Year Ended October 31,

Per Share Operating Performance:                          1998                         1997                         1996(a)
Net asset value, beginning of period                     $8.79                        $7.09                        $6.50
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    0.057                        0.093                        0.028
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------
  gain on investments                                     0.928                        1.781                        0.589
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.985                        1.874                        0.617
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                    (0.035)                      (0.099)                      (0.027)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                    (0.590)                      (0.075)                          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.15                        $8.79                        $7.09
-----------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                          11.97%                       26.78%                       12.10%(d)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.22%                        1.29%                        0.39%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    0.88%                        1.15%                        0.40%(d)
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                              Class B Shares                             Class C Shares
                                           ----------------------    --------------------------------------------------------
                                           Year Ended October 31,                     Year Ended October 31,

Per Share Operating Performance:              1998      1997(a)       1998        1997         1996       1995       1994(a)
Net asset value, beginning of period         $8.80     $8.20         $8.80       $7.09        $6.04      $5.07      $5.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                          --(c)     --(c)       0.011       0.032        0.0949     0.12       0.089
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------
  gain on securities                          0.92      0.60          0.889       1.790        1.0986     0.97       0.041
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations              0.92      0.60          0.900       1.822        1.1935     1.09       0.130
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income           --        --            --       (0.037)      (0.1035    (0.12)     (0.06)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain        (0.590)      --        (0.590)     (0.075)      (0.04)         --         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $9.13     $8.80         $9.11       $8.80        $7.09      $6.04      $5.07
-----------------------------------------------------------------------------------------------------------------------------
Total Return(b)                              11.17%     7.19%(d)     10.94%      26.24%       20.02%     21.83%      2.62%(d)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                   1.98%     0.86%(d)      1.98%       2.05%        1.55%      1.16%      0.61%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                   1.98%     0.86%(d)      1.98%       2.05%        2.01%      1.91%      1.94%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                        0.09%     0.01%(d)      0.12%       0.39%        1.36%      2.06%      2.03%(d)
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                                                          Year Ended October 31,
                                             --------------------------------------------------------------------------------
Supplemental Data For All Classes:             1998             1997             1996             1995             1994
Net assets, end of period (000)              $165,904         $142,992         $113,962          $32,770           $9,160
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         45.83%           36.37%           23.84%           23.17%           31.95%
-----------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: July 15, 1996 (class A); June 5, 1997 (class B); and January 3, 1994 (class C).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)   Amount less that $0.01.
(d)   Not annualized.

      See Notes to Financial Statements.


4 / The Funds

                                                            Growth & Income Fund

PORTFOLIO MANAGEMENT

      Robert G. Morris, Lord Abbett Partner, Executive Vice President of the company, and Portfolio Manager of the fund is primarily responsible for the management of the fund. He has been with Lord Abbett for over five years. He has over twenty-five years of investment experience.

RECENT PERFORMANCE

      While anticipating a slowing of corporate earnings might move stock prices lower during the second half of the fund's fiscal year, investor concern over economic problems abroad resulted in significant declines across nearly all equity sectors.The fund's primarily value-based approach to stock selection did not spare it from declining during the stock market downturn.

      The economy continues to slow, and the financial markets have shown increased volatility over concerns regarding earnings shortfalls and evidence of a global credit crunch. How-ever, our expectation for the U.S. economy at this time is not recession, but rather a point of slower growth. Consumer activity continues to provide support for growth with gains in job creation, income and spending. Business spending is an area of greater concern. Recession abroad is likely to reduce exports and have a flattening effect on corporate profit growth. Overall, gross domestic product is likely to grow at an annual rate of approximately 1.5 - 2.0% during the next 6 to 12 months. U.S. interest rates have fallen, reflecting slowing growth and continuing low inflation. As of late October 1998, the market is still anticipating additional easing by the Federal Reserve, a view with which we concur. In sum, it is our view that the underpinnings of sound stock markets remain in place, and the price declines of the third quarter created more opportunities for long-term investors.

LINE GRAPH COMPARISON - Growth & Income Fund

      Immediately below is a comparison of a $10,000 investment in class C shares to the same investment in S&P 500(R), assuming reinvestment of all dividends and distributions.

================================================================================

  [The following table was depicted as a line graph in the printed material.]

                        0          10000          10000
                        0          10262          10360
                        0          12502          13096
                        0          15006          16250
                        0          18943          21466
                        0          21015          26190

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                                1 Year                 10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                       5.50%                       19.32%
--------------------------------------------------------------------------------
Class B(3)                       6.72%                        9.75%
--------------------------------------------------------------------------------
Class C(1)                      10.94%                       16.63%
--------------------------------------------------------------------------------

Year 2000 issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented and efforts to identify and fix any problems are aongoing, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.

Euro. On January 1, 1999, the eleven member states of the European Union converted to a common currency, known as the "Euro." Each fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate Euro-related information from and after January 1, 1999. While euro-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful and, accordingly, each fund may be adversely affected.

--------------------------------------------------------------------------------
(1) This shows total return applicable to class C shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998, using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged S&P 500(R) does not reflect transaction costs, management fees or sales charges.
(3) The class A and B shares were first offered on 7/15/96 and 6/5/97, respectively. For class B shares, performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of class). For class A shares, performance is at net asset value.


                                                                   The Funds / 5

                                    International Fund  Symbols: Class A - LAIEX
                                                                 Class B - LINBX
                                                                 Class C - LINCX

GOAL / APPROACH

      The fund's investment objective is long-term capital appreciation. Current income is incidental to this objective. The fund may invest in stocks which do not produce any income.

International Fund

o Examines global trends, seeks to identify developments on an industry-by-industry basis

o Fundamental research seeks to identify the strongest and/or best positioned companies (Best of Breed) within their industries

o     Does not use top-down geographic allocation

      Investments are made in stocks of companies which are in developed or developing countries. Under normal circumstances, at least 80% of the total assets of the fund are invested in stocks of companies in at least three different countries outside the United States.

      Although the fund intends to invest primarily in stocks of small companies with market capitalization of less than $1 billion listed on stock exchanges, it may also invest in stocks of companies traded in over-the-counter markets, as well as stocks of large and middle-sized companies.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semiannual report (see back cover). The report also has fund holdings information.

MAIN RISKS

      The fund sometimes has above-average investment risk compared to the U.S. stock market since a substantial amount of the assets of the fund will be denominated or traded in foreign currencies. A change in the value of any foreign currency relative to the U.S. dollar results in changes in the U.S. dollar value of the fund's assets denominated or traded in that currency. The fund's performance is measured in U.S. dollars, the base currency of the fund. Also, securities in which the fund invests are usually not subject to the same degree of regulation as domestic securities and may be more volatile and less liquid than those of major U.S. markets.

      Lack of liquidity affects the fund's ability to trade in large blocks of securities and obtain the best price. There is often less information available on publicly-traded companies, banks and governments than in the U.S. , and a lack of uniform accounting standards and practices among countries impairs a direct comparison for stocks and bonds. Other risks include costs of currency hedging and conversion, political and social instability, expropriation, higher transaction costs and longer settlement practices. Foreign securities held by the fund sometimes are traded on days that the fund does not value its assets, such as Saturdays and customary U.S. business holidays, and, accordingly, the fund's net asset value may be significantly affected on days when shareholders do not have access to the fund.

      The fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. Of course, this would reduce any benefit from an upswing in the market.

      See the terms: Borrowing, Closed-end Investment Companies, Depository Receipts, Diversification, Foreign Currency Hedging Techniques, High-Yield Debt Securities, Illiquid Securities, Investment Funds, Portfolio Securities Lending, Repurchase Agreements, and When Issued or Delayed Delivery under "For More Information" to learn about our other investment strategies and their risks.

We or the fund refers to any one or more of three portfolios of the company, which operates through its officers under the supervision of its Board Members with the advice of Lord Abbett, its investment manager.

Over-the-counter stocks are usually those of smaller companies that do not meet listing requirement of major exchanges. Transactions are conducted by telephone and computer network rather than on the floor of an exchange.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Middle-sized companies usually have market capitalizations of roughly $500 million to $5 billion, but not less than $50 million.

Small company stocks are stocks of smaller companies which often are new and less established. They have a tendency to be faster-growing but more volatile and less liquid than large company stocks.

Developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries. Also, it may be harder to obtain a judgment in a court outside the United States.

While stocks have historically been a leading choice of long-term in-vestors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.


6 / The Funds

                                                              International Fund

PAST PERFORMANCE - International Fund

      The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 AWAITING DATA

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Morgan Stanley Capital International ("EAFE") European, Australasia and Far East Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                                 1 Year               Inception(i)

--------------------------------------------------------------------------------
A                                       .%                    .%
--------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------
C                                       .%                    .%
--------------------------------------------------------------------------------
EAFE Index(ii)                          .%                    .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding stocks purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

-----------
(i) The dates of inception for each class are as follows: A -12/13/96; B - 6/2/97; and C -6/2/97.
(ii) Performance for the unmanaged EAFE Index does not reflect transaction costs or management fees.

EXPENSES - International Fund

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
--------------------------------------------------------------------------------
                                         Class A         Class B       Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                5.75%           none          none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")   none            5.00%         1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")        0.75%           0.75%         0.75%
--------------------------------------------------------------------------------
12b-1 Fees(1)                             0.35%           1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")         0.31%           0.31%         0.31%
--------------------------------------------------------------------------------
Total Operating Expenses                  1.41%           2.06%         2.06%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year          3 Years          5 Years         10 Years

Class A shares        $710             $995            $1,302          $2,171
--------------------------------------------------------------------------------
Class B shares(2)     $609             $945            $1,208          $2,225
--------------------------------------------------------------------------------
Class C shares        $209             $645            $1,108          $2,391
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $710             $995            $1,302          $2,171
--------------------------------------------------------------------------------
Class B. shares(2)    $209             $645            $1,108          $2,225
--------------------------------------------------------------------------------
Class C shares        $209             $645            $1,108          $2,391
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fee: The fee payable to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

----------
(1) Because 12b-1 distribution fees (up to: 0.25%- class A; 0.75%- class B; and 0.75%- class C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                   The Funds / 7

                                                              International Fund

FINANCIAL HIGHLIGHTS - International Fund

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference in the Statement of Additional Information.

========================================================================================================================
                                                                              Class A Shares
                                                  ----------------------------------------------------------------------
                                                                           Year Ended October 31,
Per Share Operating Performance:                                 1998                                  1997(a)
Net asset value, beginning of period                            $10.86                                 $9.42
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
 Net investment income                                            0.11(d)                               0.07
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
  gain on investments and foreign
------------------------------------------------------------------------------------------------------------------------
  currency holdings                                               1.45                                  1.37
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.56                                  1.44
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                            (0.03)                                   --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $12.39                                $10.86
------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                  14.36%                                15.21%(c)
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                                         1.31%                                 1.23%(c)
------------------------------------------------------------------------------------------------------------------------
 Net investment income                                            0.80%                                 0.41%(c)
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                         Class B Shares                         Class C Shares
                                                  ----------------------------           ------------------------------
                                                     Year Ended October 31,                 Year Ended October 31,
Per Share Operating Performance:                   1998              1997(a)              1998               1997(a)
Net asset value, beginning of period              $10.83             $10.26              $10.83              $10.26
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                       0.02(d)            (0.03)              0.02(d)           (0.03)
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
  gain on investments and foreign
------------------------------------------------------------------------------------------------------------------------
  currency holdings                                 1.43              0.60                1.43                0.60
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.45              0.57                1.45                0.57
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                 --                 --                  --                  --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.28             $10.83              $12.28              $10.83
------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                    13.39%              5.56%(c)           13.39%               5.56%(c)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                           2.03%              0.87%(c)            2.05%               0.87%(c)
------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                       0.18%            (0.46)%(c)            0.12%              (0.46)%(c)
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                                       Year Ended October 31,
                                                  ----------------------------------------------------------------------
Supplemental Data For All Classes:                             1998                                   1997
Net assets, end of period (000)                              $153,033                               $37,334
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         20.52%                                29.72%
------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: December 13,1996 (class A), June 2, 1997 (Class B), and June 2, 1997 (class C).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)   Not annualized.
(d)   Calculated using average shares outstanding during the period.

      See Notes to Financial Statements.


8 / The Funds

                                                              International Fund

PORTFOLIO MANAGEMENT

      Christopher J. Taylor serves as Portfolio Manager of International Fund and is primarily responsible for the management of the fund. He is Managing Director of the new sub-adviser of the fund, Fuji-Lord Abbett International, Limited,(formerly named Fuji Investment Management Co. (Europe) Ltd.). Mr. Taylor has been employed by the sub-adviser and its predecessor companies since 1987 and has over fifteen years of investment experience.

RECENT PERFORMANCE

      The fund's investment strategy consisted of holding a relatively concentrated portfolio, comprised of a restricted number of markets and stocks on industry-leading companies. The stocks were bought at low valuation levels, and in line with our investment philosophy, which means that we used the recent period of market weakness to steadily add to existing positions.

      In addition, the fund was not invested in the emerging and Far Eastern markets, but was instead concentrated primarily in Europe and Canada. This, in addition to the funds superior stock selection, contributed to the last fiscal year's high performance. Throughout this period, portfolio turnover remained low. We used new purchase monies to add to our existing holdings during this period. As a result, there was very little actual change to our list. Throughout this period, portfolio turnover remained low.

LINE GRAPH COMPARISON - International Fund

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in EAFE Index, assuming reinvestment of all dividends and distributions.

================================================================================

  [The following table was depicted as a line graph in the printed material.]


                 0          10000           9426
                 0          10047           9470          10000
                 0          10174           9540           9652
                 0          10609          10000           9812
                 0          10673          10060           9850
                 0          10662          10050           9905
                 0          10938          10310          10551
                 0          11224          10580          11136
                 0          11245          10600          11319
                 0          10874          10250          10475
                 0          11553          10890          11064
                 0          11521          10860          10217
                 0          11325          10675          10114
                 0          12027          11336          10205
                 0          12558          11837          10675
                 0          13601          12820          11362
                 0          14877          14023          11715
                 0          15514          14624          11809
                 0          16003          15085          11755
                 0          15610          14714          11847
                 0          15631          14734          11970
                 0          13398          12629          10489
                 0          12643          11918          10170
                 0          13175          12419          11233

================================================================================
         Fund's Average Annual Total Return at Maximum Applicable
           Sales Charge for the Periods Ending October 31, 1998

                  1 Year               10 Years (or Life)
--------------------------------------------------------------------------------
 Class A(1)        7.90%                     12.19%
--------------------------------------------------------------------------------
 Class B(3)        8.85%                     10.32%
--------------------------------------------------------------------------------
 Class C(4)       13.39%                     13.55%
--------------------------------------------------------------------------------

Year 2000 issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.

Euro. On January 1, 1999, the eleven member states of the European Union converted to a common currency, known as the "Euro." Each fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate Euro-related information from and after January 1, 1999. While euro-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful and, accordingly, each fund may be adversely affected.

-------------
(1) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998, using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged EAFE Index does not reflect transaction costs, management fees or sales charges.
(3) The class B shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of the class).
(4) The class C shares were first offered on 6/2/97. Performance is at net asset value.


                                                                   The Funds / 9

                             World Bond-Debenture Fund  Symbols: Class A - WBDAX
                                                                 Class B - WBDBX
                                                                 Class C - WBDCX

GOAL / APPROACH

      The fund's investment objective is high current income. The fund seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. In selecting investments, we also place great weight on capital appreciation potential.

      Normally, the fund invests at least 65% of its assets in bonds and/or debentures. Also, normally its total assets will be invested in securities primarily traded in at least three different countries, including the United States. Except for this guideline, there are no limits on how much of the fund's assets may be invested in securities primarily invested in any one country. The fund will keep at least 20% of its assets in investment grade debt securities, U.S. government securities, or cash or cash equivalents. The fund may invest up to 35% of its assets in equity securities, and may exceed this limit to avoid a loss on a conversion of a convertible debt securities.

      However, this guideline may not be followed for temporary defensive periods when the fund believes it should invest entirely in domestic securities or in securities primarily traded in fewer than three such countries or in equity or short-term debt securities.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semiannual report (see back cover). The report also has fund holdings information.

MAIN RISKS

      The market for lower-rated bonds is more limited than that for higher-rated bonds and may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

      The risk of default generally is higher among lower-rated bonds, and because of this risk, the value of your investment in the fund may be adversely affected which means you could lose money. For this reason, diversification and the research and analysis performed by Lord Abbett are especially important in the selection of these bonds. There is no assurance that losses will not occur.

      The fund may, for temporary defensive periods, invest entirely in equity securities, domestic securities, in securities traded primarily in one country or in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from realizing its investment objective.

      See "Main Risks - International Fund" for the main risks of Foreign Investments. Also see the terms: Borrowing, Closed-End Investment Companies, Diversification, Foreign Currency Hedging Techniques, Illiquid Securities, Portfolio Securities Lending, Repurchase Agreements, and When-Issued or Delayed Delivery Transactions in "For More Information" to learn about our other investment strategies and their risks.

We or the fund refers to any one or more of three portfolios of the Company, which operates through its officers under the supervision of its need to develop basic economic infrastructures than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

While stocks have historically been a leading choice of long-term in-vestors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Lower-rated debt securities. If bonds are rated BB/Ba or lower, they are described as "high-yield bonds" because of their generally higher yields and are referred to colloquially as "lower-rated debt securities" or "junk bonds" because of their greater risks.

Warrants are a type of security usually issued with a bond that entitles the holder to buy a proportionate amount of common stock at a certain price for a period of years.

Bonds are secured debt obligations of the issuer.

Debentures generally are unsecured debt obligations of the issuer.


10 / The Funds

                                                       World Bond-Debenture Fund

PAST PERFORMANCE - World Bond-Debenture Fund

      The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 AWAITING DATA

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the The JP Morgan Emerging Markets Bond Plus Index, The Merrill Lynch High Yield Master II Index, and the JP Morgan Global Government Bond Index, which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                                 1 Year               Inception(i)
--------------------------------------------------------------------------------
A                                       .%                    .%
--------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------
C                                       .%                    .%
--------------------------------------------------------------------------------
(ii)                                    .%                    .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding stocks purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

-------------
(i) The dates of inception for each class are as follows: A -12/18/97; B - 12/19/97; and C -12/19/97.
(ii) Performance for the unmanaged Morgan Stanley European, Australasia and Far East Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Morgan Stanley European, Australasia and Far East Index.

EXPENSES - World Bond-Debenture Fund

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
--------------------------------------------------------------------------------
                                         Class A         Class B       Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                4.75%           none          none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")   none            5.00%         1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")        0.75%           0.75%         0.75%
--------------------------------------------------------------------------------
12b-1 Fees(1)                             0.35%           1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")         0.45%           0.45%         0.45%
--------------------------------------------------------------------------------
Total Operating Expenses                  1.55%           2.20%         2.20%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class            1 Year               3 Years

Class A shares          $625                  $941
--------------------------------------------------------------------------------
Class B shares(2)       $623                  $988
--------------------------------------------------------------------------------
Class C shares          $223                  $688
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares          $625                  $941
--------------------------------------------------------------------------------
Class B shares(2)       $223                  $688
--------------------------------------------------------------------------------
Class C shares          $223                  $688
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fee: The fee payable to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

-------------
(1) Because 12b-1 distribution fees (up to: 0.25%- class A; 0.75%- class B; and 0.75%- class C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                  The Funds / 11

                                                       World Bond-Debenture Fund

FINANCIAL HIGHLIGHTS - World Bond-Debenture Fund

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference in the Statement of Additional Information.

=============================================================================================================================
                                       Class A Shares                     Class B Shares                       Class C Shares
                                       --------------------------------------------------------------------------------------
                                                                      Year Ended October 31,
Per Share Operating Performance:           1998(a)                            1998(a)                              1998(a)
Net asset value, beginning of period       10.00                              $10.00                               $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                      0.511                               0.406                                0.395
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------
  gain on investments and foreign
-----------------------------------------------------------------------------------------------------------------------------
  currency holdings                        (0.425)                             (0.372)                              (0.361)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations            0.086                               0.034                                0.034
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      (0.426)                             (0.384)                              (0.384)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.66                               $9.65                                $9.65
-----------------------------------------------------------------------------------------------------------------------------
Total Return(b)(c)                          0.75%                               0.24%                                0.24%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:(c)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                 0.55%                               1.28%                                1.28%
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                 1.20%                               1.93%                                1.93%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                      7.08%                               6.67%                                6.62%
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
Supplemental Data For All Classes:                                 Year Ended October 31, 1998(a)
Net assets, end of period (000)                                              $10,134
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       159.14%
-----------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: December 18, 1997 (class A), December 19, 1997 (class B), and December 19, 1997 (class
      C).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)   Not annualized. See Notes to Financial Statements.


12 / The Funds

                                                       World Bond-Debenture Fund

PORTFOLIO MANAGEMENT

      Zane E. Brown is a Lord Abbett partner and Director of Fixed Income. He is primarily responsible for day-to-day management of World Bond-Debenture Fund. He delegates duties to other Lord Abbett employees.

RECENT PERFORMANCE

      High-quality assets tended to outperform during much of the year as markets discounted the prospect of lower rates in a flight to quality. The fund - with its limited exposure to emerging markets - was able to hold its own in a falling market by maintaining exposure to the U.S. and European high-yield markets as well as to high-grade markets. However, as difficulties in various emerging markets become resolved, a prudent reassessment of investment opportunities in such markets will be required.

LINE GRAPH COMPARISON - World Bond-Debenture Fund

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in The JP Morgan Emerging Markets Bond Plus Index, The Merrill Lynch High Yield Master II Index, and the JP Morgan Global Government Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

  [The following table was depicted as a line graph in the printed material.]

  0          10000          10000
  0          10110           9629          10000          10000          10000
  0          10280           9790           9980          10159          10100
  0          10510          10010          10265          10201          10175
  0          10610          10105          10521          10297          10099
  0          10690          10181          10546          10342          10254
  0          10540          10037          10186          10404          10298
  0          10510          10010           9892          10458          10327
  0          10704          10194           9960          10524          10355
  0           9721           9259           7098           9993          10641
  0          10022           9544           7792          10019          11197
  0          10075           9596           8296           9805          11448

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(1)                        -4.00
--------------------------------------------------------------------------------
Class B(3)                        -4.77
--------------------------------------------------------------------------------
Class C(4)                        -0.76
--------------------------------------------------------------------------------

Year 2000 issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.

Euro. On January 1, 1999, the eleven member states of the European Union converted to a common currency, known as the "Euro." Each fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate euro-related information from and after January 1, 1999. While euro-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful and, accordingly, each fund may be adversely affected.

-------------
(1) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998, using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged The JP Morgan Emerging Markets Bond Plus Index, The Merrill Lynch High Yield Master II Index, and the JP Morgan Global Government Bond Index, do not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in these indices. These three indices chosen to compare to the Fund's performance have elements of these three categories but since there is no one index combining all three in the same annual blend as the fund's portfolio, these three separate indices may not be a valid comparison for the fund.
(3) The class B shares were first offered on 12/19/97. For class B shares, performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of class).
(4) The class C shares were first offered on 12/19/97. Performance is at net asset value.


                                                                  The Funds / 13

                                Your Investment

PURCHASES

      This Prospectus offers three classes of shares, classes A, B and C, for each of the Growth & Income Fund, International Fund and World Bond-Debenture Fund. These different classes represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we accept your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. For larger purchases or at certain dollar amounts it may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

Net Asset Value. NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after your order is accepted. In connection with the calculation of NAV, portfolio securities for which quotations are not available are valued at fair value under procedures approved by the Board Members.

================================================================================
Class A Shares (Growth & Income Fund and International Fund)
--------------------------------------------------------------------------------
Front-end sales charges are as follows:
                                                                 To Compute
                        As a % of            As a % of        Offering Price of
Your Investment      Offering Price       Your Investment       Divide NAV by
================================================================================
Less than $50,000        5.75%                 6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%                 2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%                 2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                           1.0000
--------------------------------------------------------------------------------

================================================================================
Class A Shares (World Bond-Debenture Fund Only)
--------------------------------------------------------------------------------
Front-end sales charges are as follows:
                                                                 To Compute
                        As a % of            As a % of         Offering Price
Your Investment      Offering Price       Your Investment       Divide NAV by
================================================================================
Less than $50,000        4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%                 2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%                 2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                           1.0000
--------------------------------------------------------------------------------

Share classes

Class A

o     Normally offered with a front-end sales charge.

Class B

o     No front-end sales charge.

o     Higher annual expenses than class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.

o     Automatically convert to class A shares after eight years.

Class C

o     No front-end sales charge.

o     Higher annual expenses than class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.


14 / Your Investment

Reducing Your Class A Front-End Sales Charges. There are several ways you can qualify for a discount when purchasing class A shares if you inform the fund that you are eligible at the time of purchase.

o Rights of Accumulation -- a Purchaser can add the share value (at public offering price) of any Eligible Fund already owned to the amount of the next purchase of class A shares for purposes of calculating the sales charge.

o Statement of Intention -- a Purchaser can purchase class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included. A statement of intention can be backdated 90 days. Current holding under rights of accumulation can be included in a statement of intention.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under the following circumstances.

1.    Purchases of $1 million or more. *

2.    Purchases by Retirement Plans with at least 100 eligible employees. *

3.    Purchases under a Special Retirement Wrap Program. *

4. Purchases made with dividends and distributions on class A shares of another Eligible Fund.

5. Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for class A shares.

6. Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor LLC.

7.    Purchases under a Mutual Fund Wrap-Fee Program.

8. Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6 above.

See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

Class A Share CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of the class A shares within 24 months after the month in which you initially purchased such shares, the fund normally will collect a CDSC of 1%.

The class A share CDSC generally will be waived for the following.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule.

*     May be subject to a Contingent Deferred Sales Charge ("CDSC").

Retirement Plans. Employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC. Lord Abbett Distributor acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.

(Class A only)
o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under opening your account.


                                                            Your Investment / 15

================================================================================
Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of                          Contingent Deferred Sales Charge
the day on which the                       on redemption (as % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                  None
--------------------------------------------------------------------------------

(1)   Anniversary is the 365th day after to a purchase or a prior anniversary.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

      The class B share CDSC generally will be waived under the following circumstances.

      o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

      o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.

      o     Death of the shareholder (natural person).

      o Redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase. There are no CDSC waiver provisions for this class.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o     Regular account                                             $1,000

      o     Individual Retirement Accounts and
            403(b) plans under the Internal Revenue Code                  $250

      o     Uniform Gift to Minor Account                                 $250

      For Retirement Plans and Mutual Fund Wrap Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order.

      Name of Fund you select.
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain (1) a completed

Contingent Deferred Sales Charges. The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order.

1. Shares acquired by reinvestment of dividends and capital gains.

2. Shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C).

3. Shares held the longest before the sixth anniversary of their purchase (class
B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C).

Important information. If you do not provide a correct taxpayer identification number (Social Security number for individuals) or make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code. Also, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.


16 / Your Investment
      application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian's bank account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds ($50,000 or less) of a redemption to the name and address in which your account is registered, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, call 800-821-5129.

      We will verify that the shares being redeemed (if purchased by check) were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after we receive of your redemption request.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC" above.

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Dividends from net investment income are expected to be paid to shareholders of Growth & Income Fund semi-annually, the International Fund annually, and the World Bond-Debenture Fund monthly. Each fund expects to pay capital gain distribution once a year in December. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability of distributions

Type of                    Tax rate for                 Tax rate for
distribution               15% bracket                  28% bracket or above
================================================================================
Income                                                  Ordinary Income
dividends                  15%                          Rate
--------------------------------------------------------------------------------
Short-term                                              Ordinary Income
capital gains              15%                          Rate
--------------------------------------------------------------------------------
Long-term
capital gains              10%                          20%
--------------------------------------------------------------------------------

Small Accounts. Our Board Members may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best economic interest to do so.

Taxes on transactions. Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

The table at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


                                                            Your Investment / 17

MANAGEMENT

      The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

      Each fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of 0.75 of 1% for each the Growth & Income Fund, International Fund, and World Bond-Debenture Fund. In addition, the funds pay all expenses not expressly assumed by Lord Abbett.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs.

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts.

o     Defined Contribution Plans.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 800-821-5129.

================================================================================
For investing

Invest-A-Matic    You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost      your fund account by means of automatic money transfers from
averaging)        you bank checking account. See the attached application for instructions.

Div-Move For automatically reinvesting the dividends and distributions from your account into another account in any Eligible Fund. ($50 minimum)

For selling shares

Systematic        For making regular withdrawals from most Lord Abbett funds.
Withdrawal        You can have automatic cash withdrawals paid to you from your
Plan ("SWP")      account in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares    The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and       Redemption proceeds due to a SWP for class B and class C
C shares          shares will be redeemed in the order described under
                  "Contingent Deferred Sales Charges" under "Purchases" above.
================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the telephone investing portion of the attached application (section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the New York Stock Exchange on the day of your call. If you do this, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it. A fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


18 / Your Investment
      will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of a fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Generally, every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Generally, shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to a fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call a fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any eligible fund.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell fund shares and service shareholders.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases". The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart on the next page. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities" below. Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities that are primarily intended to result in the sale of such shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


                                                            Your Investment / 19

COMPENSATION FOR YOUR DEALER - Growth & Income Funds and International Fund

==============================================================================================================================
                                                    FIRST YEAR COMPENSATION
Class A investments                  Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
                                     (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
==============================================================================================================================
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
==============================================================================================================================
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
==============================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                             ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
==============================================================================================================================
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
==============================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for Class A shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and(b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.
(4) With respect to Class B and C shares, 0.25% and 0.90%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of Class C shares for fixed-income series, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such series' shares. CDSC revenues collected may be used to fund commission payments when there is no initial sales charge.


20 / Your Investment

COMPENSATION FOR YOUR DEALER - World Bond-Debenture Fund

==============================================================================================================================
                                                    FIRST YEAR COMPENSATION
Class A investments                  Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
                                     (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
==============================================================================================================================
Less than $50,000                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.25%                 0.25%                  4.49%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.50%                 0.25%                  2.74%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
==============================================================================================================================
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
==============================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                             ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
==============================================================================================================================
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
==============================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%                  0.90%
------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for Class A shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and(b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.
(4) With respect to Class B and C shares, 0.25% and 0.90%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of Class C shares for fixed-income series, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such series' shares. CDSC revenues collected may be used to fund commission payments when there is no initial sales charge.


                                                            Your Investment / 21

                              For More Information

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Borrowing. Each underlying fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each underlying fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

      Changing Investment Profile. Each fund may, but it not required to, use various strategies to change its investment profile so as to adjust its exposure to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities and rights and warrants. We can use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in a loss if the counterparty to a transaction does not perform as promised.

      Closed-End Investment Companies. Each fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if a fund and the closed-end investment company both charge a management fee.

      Depository Receipts. The International Fund may invest in Depository Receipts which are securities, typically issued by a financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. Generally, Depository Receipts in registered form are designed for use in U.S. securities market and Depository Receipts


22 / Your Investment
      in bearer form are designed for use in securities markets outside the United States. The fund may invest in sponsored and unsponsored Depository Receipts. For purpose of the International Fund's investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.

      Diversification. The International Fund and the Growth & Income Fund are diversified funds, which means that they each will not purchase a security if, as a result, as to 75% of their total assets, more than 5% of their total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by them. World Bond-Debenture Fund is a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. This may subject the fund to greater risk.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Equity Securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

      Foreign Currency Hedging Techniques. Although the International Fund and World Bond-Debenture Fund do not normally engage in extensive currency hedging, they may use currency forwards and options to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The fund generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to protect the fund from adverse currency movements, their use involves the risk that anticipated currency movements will not be accurately predicted, and the fund's return could be adversely affected.

      Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities trade on days when an underlying


                                                            Your Investment / 23
      fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices.

      Also, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated.

      High-Yield Debt Securities. Except for the International Fund, the World Bond-Debenture Fund may invest substantially and the Growth & Income Fund may invest up to 5% of its net assets (at the time of investment) in lower-rated bonds. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield debt than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

      Illiquid Securities. These are securities not traded on the open market. They may be difficult or impossible to sell at the time and price the fund would like. Each underlying fund may invest up to 15% of its assets in illiquid securities.

      Investment Funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The International Fund may invest (normally not more than 5% of the fund's total assets) in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable restrictions as discussed herein or in the Statement of Additional Information. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

      Investment Grade Debt Securities. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

      Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity. For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the corporation, because she is the president of the corporation, the the request must be executed as follows:
      ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Wrap-Fee Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and some-

Guaranteed signature. An acceptable form of guarantee would be as follows:

      o     In the case of the estate -

            Robert A. Doe
            Executor of the Estate of
            John W. Doe

            [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                           AUTHORIZED SIGNATURE
                    (960)                         X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR

      o     In the case of the corporation - ABC Corporation

            Mary B. Doe

            By Mary B. Doe, President

            [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                           AUTHORIZED SIGNATURE
                    (960)                         X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR


24 / Your Investment
      times providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

      Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 33 1/3 of its total assets.

      Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Repurchase Agreements. In a Repurchase Agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

      Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

      U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      When-Issued or Delayed Delivery Transactions. Each underlying fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this to secure an advantageous price and yield. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.


                                                            Your Investment / 25

                       THIS PAGE INTENTIONALLY LEFT BLANK

                              For more Information

      More information on these funds is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the funds, lists portfolio holdings and contains a letter from the funds' manager.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus).

      Growth & Income Fund
      International Fund
      World Bond-Debenture Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      -----------------------
      SEC file number: 811-?

To obtain information:

By telephone. Call the funds at
800-426-1130

By mail.  Write to:

The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

================================================================================

                                                                 ---------------
                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 PERMIT NO. 2405
                                                                 NEW YORK, N.Y.
                                                                 ---------------

                           Prospectus / March 1, 1999

                           Lord Abbett
                           Alpha Fund

[LOGO](R) LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

            As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this Prospectus is accurate or complete, and it has not judged this fund for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

                                   The Fund                                 Page

      Goal / Approach                                                          2
      Main Risks                                                               2
      Past Performance                                                         3
      Expenses                                                                 3
      Financial Highlights                                                     4
      Portfolio Management                                                     5
      Recent Performance                                                       5

                                Your Investment

Information for managing your fund account

      Purchases                                                                6
      Opening Your Account                                                     8
      Redemptions                                                              8
      Distributions and Taxes                                                  9
      Management                                                               9
      Services For Fund Investors                                             10
      Sales Charges and Service Fees                                          11

                              For More Information

How to learn more about the funds and other Lord Abbett funds

      Glossary of Shaded Terms                                                13
      Back Cover

                                            Alpha Fund  Symbols: Class A - ALFAX
                                                                 Class B - ALFBX
                                                                 Class C - ALFCX

GOAL / APPROACH

      The Alpha Fund seeks long-term capital appreciation. To pursue its objective, the fund invests in a portfolio of three underlying funds managed by Lord Abbett.

Developing Growth Fund

o Looks for small companies with exciting prospects, strong management and above-average, long-term growth potential
o     Bottom-up stock selection focuses on fundamentals, not events

International Fund

o Examines global trends, seeking to identify developments on an industry-by-industry basis
o Fundamental research seeks to identify the strongest and/or best positioned companies (Best of Breed) within their industries
o     Does not use top-down georgaphic allocation

Small-Cap Fund

o Looks for companies that are not closely followed or highly regarded by the broader investment community
o     Bottom-up stock selection focuses on fundamentals, not events

      All three underlying funds seek their objectives by investing primarily in companies which are small-sized, based on the value of such companies' outstanding stock. The fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in the underlying funds. The fund can change the amounts invested in any or all underlying funds as any time. As of this Prospectus, 40% of the fund's assets were in Developing Growth Fund, 30% in International Fund, and 30% in Small-Cap Fund.

      Information on the fund's recent strategies can be found under "Recent Performance" and further information on such strategies and the fund's holdings can be found in the current annual/semiannual report (see back cover).

MAIN RISKS

      Small-Capitalization Stocks. Each of the underlying funds investes primarily in the stocks of companies with small market capitalizations (that is, the market value of the companies' outstanding stock). As a result, the fund will experience periods when stock prices generally rise or decline. This means that your fund investment will fluctuate in value and you could lose money. While small companies offer significant appreciation potential, they generally carry more risk than larger companies. Small companies may be more limited as to product lines, markets and financial resources. This may make them more susceptible to business setbacks or economic downturns. Small companies tend to be more volatile in price and normally have fewer shares outstanding which trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances, the securities of smaller companies are traded over the counter.

      Foreign Securities. Each of the underlying funds may invest in securities that trade in foreign countries, and the International Fund expects that a substantial portion of its assets will be so invested. These stocks are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This may affect the ability of the underlying funds to trade with maximum efficiencies. Foreign portfolio securities may trade on days when an underlying fund does not value them, and share values could be affected on days an investor has no fund access. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices.

      See the terms: Developing Growth Fund, Diversification, Foreign Currency Hedging Techniques, Illiquid Securities, International Fund, Repurchase Agreements, Short-term Fixed-Income Securities, Small-Cap Fund, and When-Issued or Delayed Delivery Transactions. Under "For More Information" to learn about our other investment strategies and their risks.

We or the fund refers to the Alpha Fund acting as a fund of funds by investing in the underlying funds. The fund is a portfolio of Lord Abbett Securities Trust (the "Company") which operates through its officers under the supervision of its Board Members with the advice of Lord, Abbett & Co. ("Lord Abbett").

Underlying funds: currently,

o     Lord Abbett Developing Growth Fund ("Developing Growth Fund")

o     Lord Abbett International Fund ("International Fund") and

o     Lord Abbett Small-Cap Fund ("Small-Cap Fund")

Call 800-874-3733 for any underlying fund's prospectus, or a prospectus for any Lord Abbett fund.

Best of Breed refers to certain companies, primarily foreign, that the portfolio manager thinks are candidates for the best in their industries.

Fund's Volatility and Balance. The fund's volatility is expected to approximate that of the unmanaged Salomon Extended Market Index for the long-term. The historical annualized return of this index from inception (January 1, 1990) through December 31, 1998 fluctuated within a range of 0% to 0%. Over time, the fund intends to approximate the index's balance between foreign and domestic securities by varying its investments int eh underlying funds, subject to the fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index are no indication of future results for the index or the fund. The fund can not guarantee that it will succeed in its pursuit of this level of volatility, or balance, or its objective.


2 / The Fund

PAST PERFORMANCE

      The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 AWAITING DATA

================================================================================

      Comparison of the fund class's average annual total return at maximum sales charge to that of the Salomon Brothers EMI Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                          1 Year       5 Years     10 Years    Inception(i)

A                                 .%           .%           .%            .%
--------------------------------------------------------------------------------
B                                 .%          --           --             .%
--------------------------------------------------------------------------------
C                                 .%          --           --             .%
--------------------------------------------------------------------------------
Salomon Brothers EMI Index(ii)    .%           .%           .%            .%
--------------------------------------------------------------------------------

About the fund. This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in securities markets. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results and its past is not a prediction of the future.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

-----------
(i)   The dates of inception for each class is 12/29/97.
(ii) Performance for the unmanaged Salomon Brothers EMI Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Salomon Brothers EMI Index.

EXPENSES

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
--------------------------------------------------------------------------------
                                         Class A         Class B       Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                5.75%           none          none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")   none            5.00%         1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")        0.50%           0.50%         0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                             0.35%           1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")         0.00%           0.00%         0.00%
--------------------------------------------------------------------------------
Total Operating Expenses                  0.85%           1.50%         1.50%
--------------------------------------------------------------------------------

      While each class of shares of the Alpha Fund is expected to operate with the direct total operating expenses shown under "management fees" above ("each Alpha class expense ratio"), shareholders in the Alpha Fund bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Fund invests exclusively. The following chart provides the expense ratio for each of the underlying funds, as well as the percentage of the Alpha Fund's net assets invested in each underlying fund on October 31, 1998:

                                      Underlying funds'      % of Alpha Fund
                                       expense ratios          net assets

Lord Abbett Developing Growth Fund         0.00%                    30%
--------------------------------------------------------------------------------
Lord Abbett  Small-Cap Fund                0.00%                    30%
--------------------------------------------------------------------------------
Lord Abbett International Fund             0.00%                    40%
--------------------------------------------------------------------------------
                                                                   100%
                                                            --------------------

      Based on these figures, the average weighted Class Y share expense ratio for the underlying funds in which Alpha Fund invests is 0.00% (the "underlying expense ratio"). This figure is only an approximation of the Alpha Fund's underlying expense ratio, since its assets invested in each of the underlying funds changes daily.

Management fee: The fee payable to Lord Abbett for the fund's investment management. Lord Abbett expects to waive its fee for the current fiscal year. Total operating expenses in this situation are 0.35% (class A shares) and 1.00% (class B and C shares).

12b-1 fees: 12b-1 refers to the federal securities regulation authorizing payment of distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees. All of these Alpha Fund expenses are expected to be subsidized by the underlying funds.

-----------
(1) Because 12b-1 distribution fees (up to: 0.25%- class A; 0.75%- class B; and 0.75%- class C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


                                                                    The Fund / 3

================================================================================
EXPENSE EXAMPLE
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any; 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the periods. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years         10 Years

Class A shares        $657              $830            $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(1)     $552             $774            $918            $1,617
--------------------------------------------------------------------------------
Class C shares        $152             $474            $818            $1,793
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $657             $830            $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(1)     $152             $474            $818            $1,617
--------------------------------------------------------------------------------
Class C shares        $152             $474            $818            $1,793
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

-----------
(1) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference in the Statement of Additional Information.

===========================================================================================================================
                                         Class A Shares                   Class B Shares                     Class C Shares
                                         ----------------------------------------------------------------------------------
                                                                     Period Ended October 31,
Per Share Operating Performance:             1998(b)                          1998(b)                            1998(b)
Net asset value, beginning of period        $13.52                            $13.52                             $13.52
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
---------------------------------------------------------------------------------------------------------------------------
 Net investment loss                         (0.03)(d)                         (0.11)(d)                          (0.11)(d)
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------------------------
  loss on investments and foreign
---------------------------------------------------------------------------------------------------------------------------
  currency holdings                          (0.58)                            (0.56)                             (0.55)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations             (0.61)                            (0.67)                             (0.66)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $12.91                            $12.85                             $12.86
---------------------------------------------------------------------------------------------------------------------------
Total Return(c)                              (4.51)%                           (4.96)%                            (4.88)%
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:(c)
---------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                   0.21%                             0.83%                              0.82%
---------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                   0.63%                             1.26%                             (0.82)%
---------------------------------------------------------------------------------------------------------------------------
 Net investment (income)loss                         (0.18)%                           (0.81)%                             1.24%
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
                                                                    Period Ended October 31,
                                         ----------------------------------------------------------------------------------
Supplemental Data For All Classes:                                            1998
Net assets, end of period (000)                                              $106,279
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       0.01%
---------------------------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the deduction of front-end or contingent deferred sales charges.
(b) From commencement of operations for each class of shares: December 29, 1997.
(c)   Not annualized.
(d)   Calculated using average shares oustanding during the period.
      See Notes to Financial Statements.


4 / The Fund

PORTFOLIO MANAGEMENT

      Robert G. Morris, Lord Abbett Partner, Executive Vice President of the company, and Portfolio Manager of the fund has primary responsibility for the management of the fund's portfolio. He has been with Lord Abbett for over five years. He has over twenty-five years of investment experience.

RECENT PERFORMANCE

      A short-term liquidity crisis in the U.S. capital markets, caused by investors' reluctance to take risk, pushed stock prices down. Small-cap stocks, which are generally less liquid than mid-cap and large-cap stocks, under-performed most other asset classes. Since that time, the Federal Reserve Board moved to lower interest rates to restore investor confidence, and small-company stocks have rallied. However, relative to most large-company stocks, small-caps remain meaningfully undervalued. We view this as a unique opportunity to add select small companies to the portfolio. Furthermore, we anticipate that continued intervention by the Federal Reserve will create an environment in which small-cap stocks can perform well.

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Salomon Brothers EMI Index, assuming reinvestment of all dividends and distributions

================================================================================

  [The following table was depicted as a line graph in the printed material.]

                 0          10000           9428
                 0          10081           9505          10000
                 0          10185           9603          10068
                 0          10991          10363          10821
                 0          11627          10962          11304
                 0          11886          11206          11383
                 0          11709          11039          11175
                 0          11494          10837          11040
                 0          10851          10230          10592
                 0           8876           8368           8907
                 0           9053           8536           9138
                 0           9549           9003           9697

================================================================================
               Average Annual Total Return at Maximum Sales Charge
                     for the Periods Ending October 31, 1998

                                       Life
--------------------------------------------------------------------------------
 Class A(1)                            0.00%
--------------------------------------------------------------------------------
 Class B(3)                            0.00%
--------------------------------------------------------------------------------
 Class C(4)                            0.00%
--------------------------------------------------------------------------------

Year 2000 issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successfu.l Accordingly, each fund may be adversely affected.

-----------
(1) This shows total return which is the per- cent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged Salomon Brothers EMI Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Salomon Brothers EMI Index.
(3) The class B shares were first offered on 12/29/97. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (for life of the class).
(4) The class C shares were first offered on 12/29/97. Performance is at net asset value.


                                                                    The Fund / 5

                                Your Investment

PURCHASES

      This Prospectus offers three classes of shares, Class A, B and C. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value
      (NAV) per share next after we accept your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the Class A shares. There is no front-end sales charge, in the case of the Class B, and C, shares as described below. You should read this section carefully to determine which class of shares represents the best investment option for their particular situation.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. For larger purchases or at certain dollar amounts it may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

Net Asset Value. NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after your order is accepted. In connection with the calculation of NAV, portfolio securities for which quotations are not available are valued at fair value under procedures approved by the Board Members.

================================================================================
Class A Shares
--------------------------------------------------------------------------------
Front-end sales charges are as follows:
                                                                 To Compute
                        As a % of            As a % of         Offering Price
Your Investment      Offering Price       Your Investment       Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000        5.75%                 6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%                 2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%                 2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                           1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. There are several ways you can qualify for a discount (at public offering price) when purchasing class A shares if you inform the fund that you are eligible at the time of purchase.

      o Rights of Accumulation -- a Purchaser can add the share value (at public offering price) of any Eligible Fund already owned to the amount of the next purchase of class A shares for purposes of calculating the sales charge.

      o Statement of Intention -- a Purchaser can purchase class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included. A statement of intention can be backdated 90 days. Current holding under rights of accumulation can be included in a statement of intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

Share classes

Class A

o     Normally offered with a front-end sales charge.

Class B

o     No front-end sales charge.

o     Higher annual expenses than class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.

o     Automatically convert to class A shares after eight years.

Class C

o     No front-end sales charge.

o     Higher annual expenses than class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.


6 / Your Investment

      Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under the following circumstances.

      1.    Purchases of $1 million or more.*

      2.    Purchases by Retirement Plans with at least 100 eligible employees.*

      3.    Purchases under a Special Retirement Wrap Program.*

      4. Purchases made with dividends and distributions on class A shares of another Eligible Fund.

      5. Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for class A shares.

      6. Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor LLC.

      7.    Purchases under a Mutual Fund Wrap-Fee Program.

      8. Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6 above.

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

      Class A Share CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of the class A shares within 24 months after the month in which you initially purchased such shares, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following.

      o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

      o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule.

================================================================================
Class B Shares
--------------------------------------------------------------------------------
Anniversary(1) of                          Contingent Deferred Sales Charge
the day on which the                       on redemption (as % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th anniversary(2)                      None
--------------------------------------------------------------------------------

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

*     May be subject to a Contingent Deferred Sales Charge ("CDSC").

Retirement Plans. Employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC. Lord Abbett Distributor acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.

(Class A shares only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under opening your account.

Contingent Deferred Sales Charges. The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order.

1. Shares acquired by reinvestment of dividends and capital gains.

2. Shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C).

3. Shares held the longest before the sixth anniversary of their purchase (class
B) or before the second anni-versary after the month of purchase (class A) or before the first anniversary of their purchase (class C).


                                                             Your Investment / 7

      The class B share CDSC generally will be waived under the following circumstances.

      o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

      o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.

      o     Death of the shareholder (natural person).

      o Redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase. There are no CDSC waiver provisions for this class.

Important information. If you do not provide a correct taxpayer identification number (Social Security number for individuals) or make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code. Also, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o     Regular account                                             $1,000

      o     Individual Retirement Accounts and 403(b) plans under
            the Internal Revenue Code                                     $250

      o     Uniform Gift to Minor Account                                 $250

      For Retirement Plans and Mutual Fund Wrap Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order.

      Name of fund you select.
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds ($50,000 or less) of a redemption to the name and address in which your account is registered, you or your representative can call the fund at 800-821-5129.


8 / Your Investment

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      We will verify that the shares being redeemed (if purchased by check) were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC", "Class B share CDSC" or "Class C share CDSC" above.

DISTRIBUTIONS AND TAXES

      The fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. The fund expects to pay income dividends to shareholders annually in December. Any capital gain distribution is generally paid once a year. Your distributions will be reinvested in the fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund and whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
U.S. federal income tax on distributions

Type of               Tax rate for taxpayer       Tax rate for taxpayer subject
distribution          subject to 15% bracket      to 28% bracket or above
--------------------------------------------------------------------------------
Income                                            Ordinary
dividends             15%                         income rate
--------------------------------------------------------------------------------
Short-term                                        Ordinary
capital gains         15%                         income rate
--------------------------------------------------------------------------------
Long-term
capital gains         10%                         20%
--------------------------------------------------------------------------------

MANAGEMENT

      The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

Small Accounts. Our Board Members may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best economic interest to do so.

Taxes on transactions. Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

The table at left can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short -term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover Roth and Education IRAs.

o     Simple IRA's, SEP-IRAs, 401(k) and 403(b) accounts.

o     Defined Contribution Plans.


                                                             Your Investment / 9

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 800-821-5129.

================================================================================
For investing

Invest-A-Matic    You can make fixed, periodic investments ($50 minimum) into your fund account by means of automatic money transfers from your bank checking account. See the attached application for instructions.

Div-Move For automatically reinvesting the dividends and distributions from your account into another account in any Eligible Fund. ($50 minimum).

For selling shares

Systematic        For making regular withdrawals from most Lord Abbett funds.
Withdrawal        You can have automatic cash withdrawals paid to you from your
Plan ("SWP")      account in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares    The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and       Redemption proceeds due to a SWP for class B and class C
C shares          shares will be redeemed in the order described under
                  "Contingent Deferred Sales Charges" under "Purchases" above.
================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the telephone investing portion of the attached application (section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives of the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the New York Exchange on the day of your call. If you do this, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Generally, every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Generally, shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


10 / Your Investment

      Account Changes. For any changes you need to make to your account, consult your financial representative or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any eligible fund. We offer UGMA and UTMA accounts.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell fund shares and service shareholders.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases". The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart on the next page. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities" below. Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities that are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                            Your Investment / 11

COMPENSATION FOR YOUR DEALER

==============================================================================================================================
                                                    FIRST YEAR COMPENSATION

Class A investments                  Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
                                     (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
==============================================================================================================================
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.250%                0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.025%                0.25%                  0.275%
==============================================================================================================================
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
==============================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                             ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
==============================================================================================================================
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
==============================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for Class A shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and(b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.
(4) With respect to Class B and C shares, 0.25% and 1.00%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of Class C shares for fixed-income series, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such series' shares. CDSC revenues collected may be used to fund commission payments when there is no initial sales charge.


12 / Your Investment

                              For More Information

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for the fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions". Lord Abbett Distributor is an Authorized Institution.

      Borrowing. Each underlying fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each underlying fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

      Developing Growth Fund. The investment objective of the Developing Growth Fund is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. In pursuing Developing Growth Fund's objective, it invests primarily in the common stocks of companies with long-range growth potential, particularly smaller companies that LordAbbett believes to be in the developing growth phase.

      Lord Abbett views the developing growth phase as a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Lord Abbett Developing Growth Fund focuses on companies which it believes are strongly positioned in this phase. Of course, because the actual growth of a company cannot be foreseen, Lord Abbett may not always be correct in its judgments about which phase a company is in at a particular time.

      Diversification. Each underlying fund is a diversified fund, which means that with respect to 3/4 of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized


                                                            Your Investment / 13

      Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Foreign Currency Hedging Techniques. Although the International Fund and the Small-Cap Fund do not normally engage in extensive currency hedging, they may use currency forwards and options to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the fund's return could be reduced.

      Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affect block trading. Foreign portfolio securities may trade on days when an underlying fund does ont value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public ompanies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices.

      High Yield Debt Securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment-grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The Small-Cap Fund will not invest more than 5% of its assets measured at the time of investment in high yield debt securities.

      Illiquid Securities. These are securities not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each underlying fund may invest up to 15% of its assets in illiquid securities.

      International Fund. The investment objective of the International Fund is long-term capital appreciation. Current income is incidental to this objective and the fund may invest in securities that do not produce any income. The fund may invest in securities of companies domiciled in developed countries and in developing countries, including common and preferred stocks, convertible securities, rights and awards to purchase common stocks. Normally, at least 80% of the total assets of the fund will be invested in equity securities of companies that are domiciled in at least three different countries outside the United States. Although the fund invests primarily in equity securities of companies with market capitalization of less than $1 billion, it may also invest in large and middle capi-


14 / Your Investment
      talization securities.

      Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of this corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on Lord Abbett Distributor's behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

      Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Repurchase Agreements. In a Repurchase Agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

      Short-Term Fixed-Income Securities. The Alpha Fund and each of its underlying funds are authorized to invest temporarily in certain short-term fixed-income securities. These securities are used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take out of temporary defensive position against market declines. This could have the effect of reducing the benefit from any upswing in the market.

      Small-Cap Fund. This fund's investment objective is long-term capital appreciation. The fund invests primarily in equity securities which it believes to be undervalued. In doing so, the fund usually invests in smaller companies, which may be out of favor with or not closely followed by investors, and sometimes offer substantial appreciation potential.

      The production of income is of incidental importance, and the fund may buy securities that do not produce any income. Up to 35% of the fund's net assets may be invested in securities that are traded in foreign countries.

      Special Retirement Wrap Program. A program sponsored by an authorized institution

Guaranteed signature. An acceptable form of guarantee would be as follows:

      o     In the case of the estate -

            Robert A. Doe
            Executor of the Estate of
            John W. Doe

            [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                           AUTHORIZED SIGNATURE
                    (960)                         X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR

      o     In the case of the corporation - ABC Corporation

            Mary B. Doe

            By Mary B. Doe, President

            [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                           AUTHORIZED SIGNATURE
                    (960)                         X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR


                                                            Your Investment / 15
      showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

      When-Issued or Delayed Delivery Securities. Each underlying fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.


16 / Your Investment

                              For more Information

      More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the fund, lists portfolio holdings and contains a letter from the fund's manager.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus).

      Alpha Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      -----------------------
      SEC file number: 811-?

To obtain information:

By telephone. Call the fund at
800-426-1130

By mail. Write to:

The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

================================================================================

                                                                 ---------------
                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 PERMIT NO. 2405
                                                                 NEW YORK, N.Y.
                                                                 ---------------

--------------------------------------------------------------------------------
LORD ABBETT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Additional Information                                March 1, 1999
--------------------------------------------------------------------------------

                              Growth & Income Fund
                               International Fund
--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional information relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999.

Lord Abbett Securities Trust (the "Company") was organized as a Delaware business trust on February 26, 1993. The Company has four funds, but only Growth & Income Fund and International Fund, individually ("we" or the "fund"), collectively (the "funds") are described in this Statement of Additional Information. The Growth & Income Fund has three classes of shares (A, B and C) and International Fund has four classes of shares (A, B, C and Y). Only classes A, B and C are offered by this Statement of Additional Information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares are affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made directly to the Funds or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

      TABLE OF CONTENTS                                                     Page

      1.    Investment Objective and Policies                               2
      2.    Trustees and Officers                                           5
      3.    Investment Advisory and Other Services                          9
      4.    Portfolio Transactions                                          10
      5.    Purchases, Redemptions and Shareholder Services                 12
      6.    Past Performance                                                19
      7.    Taxes                                                           20
      8.    Information About the Company                                   21
      9.    Financial Statements                                            22

                                       1.
                        Investment Objective and Policies

Fundamental Investment Restrictions

Both Funds are subject to the following investment restrictions which cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act ) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies (in the case of the International Fund, as long as the Fund is an underlying fund in a fund-of-funds structure) (in the case of the Growth & Income Fund, except as permitted by applicable law); (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of a Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of each Fund.

Investment Techniques

Each Fund intends to utilize, from time to time, one or more of the investment techniques described below, including lending portfolio securities, repurchase agreements, warrants, and covered call options. While some of these techniques involve risk when utilized independently, the Funds intend to use them to reduce risk and volatility in its portfolios.

Lending Portfolio Securities

Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) each Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) each Fund must be able to terminate the loan at any time; (iv) each Fund must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) each Fund may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, each Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of each Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

The Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Fund otherwise may invest.

Warrants

Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, we will not invest more than 5% of our net assets in rights.

Covered Call Options

Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Neither Fund intends to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

Each Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities Exchange Commission ("SEC") Release 10666 with respect to Fund assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such written options.

Other International Fund Investment Policies (which can be changed without shareholder approval)

Financial Futures Contracts. The International Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The International Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts. The International Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The International Fund would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the International Fund intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case we would lose the premium paid therefor.

Portfolio Turnover

For the fiscal year ended October 31, 1998, the portfolio turnover rate was 45.83% for the Growth & Income Fund; for the fiscal year ended October 31, 1997, it was 36.37%. For the fiscal year ended October 31, 1998, the portfolio turnover rate was 20.52% for the International Fund; and for the period December 13, 1996 to October 31, 1997 it was 29.72%.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for outside trustees. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a trustee or officer.

                   For the Fiscal Year Ended October 31, 1998

         (1)                     (2)                        (3)                         (4)

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1998
                                                     Accrued by the             Total Compensation
                           Aggregate                 Company and                Accrued by the Company and
                           Compensation              Twelve Other Lord          Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Company(1)            Companies(2)               Companies(3)
----------------           --------------            ------------               ------------
E. Thayer Bigelow          $                         $17,068                    $56,000
William H.T. Bush*         $                         none                       none
Robert B. Calhoun, Jr.**   $                         none                       none
Stewart S. Dixon           $                         $32,190                    $55,000
John C. Jansing            $                         $45,085(4)                 $55,000
C. Alan MacDonald          $                         $30,703                    $57,400
Hansel B. Millican, Jr.    $                         $37,747                    $55,000
Thomas J. Neff             $                         $19,853                    $56,000

*     Elected as of  August 13, 1998
**    Elected as of June 17, 1998

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored companies based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored companies for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
      Mr. Bigelow, $    ; Mr. Dixon, $    ; Mr. Jansing, $    ; Mr. MacDonald,
      $    ; Mr. Millican, $    ; and Mr. Neff, $    . If the amounts deemed
      invested in Company shares were added to each director's actual holdings of Company shares as of October 31, 1998, each would own, the following:
      Mr. Bigelow,     shares; Mr. Dixon,     shares; Mr. Jansing,     shares;
      Mr. MacDonald,     shares; Mr. Millican,     shares; and Mr. Neff,
      shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Morris, McGruder, Towle and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents

Zane Brown, age 47;

Robert G. Morris, age 54;

Vice Presidents

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Daniel E. Carper, age 47;

Robert P. Fetch, age  46;

Timothy W. Horan, age  44;

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Thomas F. Konop, age 56;

Jerald Lanzotti, age 31;

Stephen I. McGruder, age 55;

A. Edward Oberhaus, age 39;

Keith F. O'Connor, age 43;

Fernando Saldanha, age 45;

Christopher J. Towle, age  41;

John J. Walsh, age 61;

and Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Company's outstanding and entitled to vote at the meeting.

As of    , 1999 our officers and trustees, as a group, owned less than 1% of the
Funds' outstanding shares. As of    , 1999 there were no record holders of 5% or
more of the Funds' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Company. Nine of the general partners of Lord Abbett are officers and/or trustees of the Company, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor directors of the Company are Stephen Allen, John E. Erard, Daria L. Foster, W. Thomas Hudson, Robert I. Gerber, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%. For the fiscal years ended October 31, 1998 and 1997, such fees amounted to $1,202,319, and $999,092 of Growth & Income Fund; and $700,368 and, $127,715 of International Fund for the same periods.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of each Fund. For the fiscal year ended October 31, 1998 Lord Abbett did not waive management fees.

As discussed in the Prospectus under "Management," each Fund is contingently obligated to repay to Lord Abbett the amounts of such assumed other expenses.

Both Funds pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Both Funds have agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. However, as described in the Prospectuses, the Funds have adopted a Plan pursuant to Rule 12b-1 of the Act for each class of shares of the Funds. Annual Plan distribution expenses up to 1% of the Funds' average net assets during its fiscal year may be excluded from this expense limitation. The expense limitation is a condition the registration of investment company shares for sale in the State and applies so long as our shares are registered for sale in that State.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent auditors of the Company and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Company, including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Company's custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the International Fund to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The International Fund's portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Trustees of the Fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

United Missouri Bank of Kansas City, N.A. Tenth and Grand, Kansas City, Missouri, 64141, acts as the transfer agent and dividend dispursing agent for each Fund.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Companies and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Fund, the selection is made by the Sub-Adviser. The Sub-Advisor are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended October 31, 1995, 1996, 1997, and 1998, we paid total commissions to independent broker-dealers of $58,435, $85,334, $273,174, and $466,874.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in the Company's portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Company's Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Company's method of valuation.

Information concerning how we value our Shares for the purchase and redemption of our Shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset values and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class A shares will be determined in the same manner as for the Class B and C shares (net assets divided by shares outstanding). Our Class A shares will be sold with a front-end sales charge of 5.75%.

The maximum offering prices of each Fund's Class A shares on October 31, 1998 were computed as follows:

                                                          Growth & Income      International
                                                               Fund                Fund
                                                          ---------------      -------------
Net asset value per share (net assets
  divided by shares outstanding                                $9.15              $12.39

Maximum offering price per
  share (net asset value divided by .9425 in both cases)       $9.71              $13.15

The funds have entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the funds, and to make reasonable efforts to sell fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Funds offer investors four different classes of shares. This Statement of Additional Information offers three of those classes designated Class A, B, and C. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and

Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the

CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Funds and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Company has adopted a Distribution Plan and Agreement on behalf of each fund pursuant to Rule 12b-1 of the Act for each class of shares available in the applicable Fund: the "A Plan," the "B Plan" and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Growth & Income Fund accrued or paid through Lord Abbett to authorized institutions $161,340 under the A Plan, $18,807 under the B Plan and $908,552 under the C Plan. During the last fiscal year, the International Fund accrued or paid through Lord Abbett to authorized institutions $143,035 under the A Plan, $82,767 under the B Plan and $83,164 under the C Plan . Lord Abbett used all amounts received under the A, B and C Plans for the Growth & Income Fund for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Funds.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and
(b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the funds redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:
                                              Contingent Deferred Sales Charge
Anniversary of the Day on Which               on Redemptions (As %
the Purchase Order Was Accepted               of Amount Subject to Charge)

Before the 1st............................................5.0%
On the 1st, before the 2nd................................4.0%
On the 2nd, before the 3rd................................3.0%
On the 3rd, before the 4th................................3.0%
On the 4th, before the 5th................................2.0%
On the 5th, before the 6th ...............................1.0%
On or after the 6th anniversary...........................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the applicable Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord

Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and Fund of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds and (f) through Retirement Plans with at least 100 eligible employees.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior, written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each fund computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Fund' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Growth & Income Fund's average annual compounded rates of total return for the fiscal year ended on October 31, 1998 were 5.50%, and 10.94%, and for the fiscal year ended October

31, 1997, 19.60% and 26.24% for the Fund' Class A and C shares, respectively. The total return for Class B shares for the fiscal period ended October 31, 1998 was 6.72%, and for the period June 5, 1997 through October 31, 1997 was 1.46% (not annualized).

The total return for the International Fund for the fiscal year ended October 31, 1998 was 7.90%, and for the period December 13, 1996 to October 31, 1997, 8.60% (not annualized). The total return for the Class B and Class C shares for the fiscal year ended October 31, 1998 was 8.85%, and 13.39%, and for the period June 5, 1997 through October 31, 1997, -.40% (not annualized) and 3.69% (not annualized), respectively..

Each Fund's yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing such Fund's net investment income per share earned during the period by such Fund's maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund' net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1998, the yield for the Growth & Income Fund's Class A, B and C shares were .72%, 0% and 0%, respectively. For the 30-day period ended October 31, 1998, the yield for the International Fund's Class A, B and C shares was
 .19%, 0%, and 0%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Funds or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The writing of call options and other investment techniques and practices which the Funds may utilize, as described above under "Investment Objective and Policies," may affect the character and timing of the recognition of gains and losses by the funds. Such transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the funds' ability to engage in transactions in options.

The Funds may be subject to foreign withholding taxes which would reduce the yield on their investments. It is expected that fund shareholders who are subject to United States federal income tax will be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Funds will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Funds purchases shares in certain foreign investment entities called "passive foreign investment companies," they may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Funds to shareholders. Additional charges in the nature of interest may be imposed on either the Funds' or their shareholders in respect of deferred taxes arising from such distributions or gains. If the Funds were to make a "qualified electing fund" election with respect to investment in a passive foreign investment company, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Funds, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                          Information About the Company

Shareholder Liability. Delaware law provides that Company shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Company's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Company and requires that a disclaimer be given in each contract entered into or executed by the Company. The Declaration provides for indemnification out of the Company's property of any shareholder or former shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under The Company's Declaration of Trust, the trustees may, without shareholder vote, cause the Company to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Company to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Company's registration statement. In addition, the trustees may, without shareholder vote, cause the Company to be incorporated under Delaware law.

Derivative actions on behalf of the Company may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Company.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Trust to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 with respect to the Growth & Income Fund and the International Fund, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Securities Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

--------------------------------------------------------------------------------
LORD ABBETT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Additional Information                                March 1, 1999
--------------------------------------------------------------------------------

                            World Bond-Debenture Fund

--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information, relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999.

Lord Abbett Securities Trust (the "Company") was organized as a Delaware business trust on February 26, 1993. The Company has four funds, but only World Bond-Debenture Fund ("we" or the "Fund") is described in this Statement of Additional Information. The Fund has three classes of shares (A, B and C) offered by this Statement of Additional Information. All Fund shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

      TABLE OF CONTENTS                                                     Page

      1.    Investment Policies                                             2
      2.    Trustees and Officers                                           4
      3.    Investment Advisory and Other Services                          8
      4.    Portfolio Transactions                                          8
      5.    Purchases, Redemptions and Shareholder Services                 10
      6.    Past Performance                                                18
      7.    Taxes                                                           19
      8.    Information About the Company                                   20
      9.    Financial Statements                                            20
     10.    Appendix                                                        21

                                       1.
                               Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions.

In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund; or (10) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Portfolio Turnover Rate. For the year ended October 31, 1998, the portfolio turnover rate was 159.14%.

Investment Techniques

The Fund intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in its portfolios.

Covered Call Options. The Fund may write covered call options on securities it owns ("call options"). A call option on securities gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified security on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received. The writer of a fully collateralized call option gives up the gain possibility of the underlying security beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned security is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Fund to present minimal credit risks. The Fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Lending Portfolio Securities

The Fund may lend its portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Fund's lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing the Fund's lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. The Fund will comply with the following conditions whenever it lends securities: (i) the must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

When-Issued Transactions

The Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of the Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc. , Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Company's outside trustees. The third column sets forth information with respect to the equity-based benefits accrued for outside directors/trustees by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors/trustees maintained by each of the Lord Abbett-sponsored funds. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director or officer.

                   For The Fiscal Year Ended October 31, 1998
                   ------------------------------------------

       (1)                      (2)                  (3)                      (4)

                                                                      For Year Ended
                                               Equity-Based           December 31, 1998
                                               Benefits Accrued       Total Compensation
                           Aggregate           By The Company And     Accrued By The Company And
                           Compensation        Twelve Other Lord      Twelve Other Lord
                           Accrued By          Abbett-Sponsored       Abbett-Sponsored
Name Of Director           The Company(1)      Companies(2)           Companies(3)
----------------           --------------      ------------------     --------------------------
E. Thayer Bigelow          $                   $16,641                $56,000
William H.T. Bush*         $                   none                   none
Robert B. Calhoun, Jr.**   $                   none                   none
Stewart S. Dixon           $                   $32,015                $55,000
John C. Jansing            $                   $46,430                $55,000
C. Alan MacDonald          $                   $29,994                $57,400
Hansel B. Millican, Jr.    $                   $38,069                $55,000
Thomas J. Neff             $                   $18,804                $56,000

*     Elected as of August 13, 1998
**    Elected as of June 17, 1998

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of the funds A portion of the fees payable by the Company to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
      Mr. Bigelow, $    ; Mr. Dixon, $    ; Mr. Jansing, $    ; Mr. MacDonald,
      $    ; Mr. Millican, $    and Mr. Neff, $    . If the amounts deemed
      invested in Company shares were added to each director/trustee's actual holdings of Company shares as of October 31, 1998, each would own the
      following: Mr. Bigelow,    shares; Mr. Dixon,    shares; Mr. Jansing,
         shares; Mr. MacDonald,    shares; Mr. Millican,    shares; and Mr.
      Neff,     shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Morris, McGruder, Towle and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents

Zane Brown, age 47;

Robert G. Morris, age 54;

Vice Presidents

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Daniel E. Carper, age 47;

Robert P. Fetch, age  46;

Timothy W. Horan, age  44;

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Thomas F. Konop, age 56;

Jerald Lanzotti, age 31;

Stephen I. McGruder, age 55;

A. Edward Oberhaus, age 39;

Keith F. O'Connor, age 43;

Fernando Saldanha, age 45;

Christopher J. Towle, age  41;

John J. Walsh, age 61;

and Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Funds outstanding and entitled to vote at the meeting.

As of    , 1999 our officers and trustees, as a group, owned less than 1% of the
Funds' outstanding shares. As of

    , 1999 there were no record holders of 5% or more of the Funds' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Company. Nine of the general partners of Lord Abbett are officers and/or trustees of the Company, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor trustees of the Company are Stephen Allen, John E. Erard, Daria L. Foster, W. Thomas Hudson, Robert I. Gerber, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Management." Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Fund's average daily net assets. This fee is allocated among Classes A, B and C based on the classes' proportionate shares of such average daily net assets. For the period December 18, 1998 (commencement of operations) to October 31, 1998, the management fee for World Bond-Debenture Fund was waived. If paid by the Fund, it would have amounted to $39,168.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Company's custodian. In accordance with the requirements of Rule 17f-5, the Company's trustees have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Company and must be approved at least annually by our Board of Trustees to continue in such capacity. Independent public accountants perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A. Tenth and Grand Kansas City, Missouri, 64141, acts as the transfer agent and dividend dispursing agent for each Fund.

                                       4.
                             Portfolio Transactions

With respect to the Fund, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Company to purchase or sell the Fund's portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the period December 29, 1997 to October 31, 1998, we paid total commissions to independent broker-dealers of $27,140.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King , Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The maximum offering price of Class A shares on 10/31/98 was computed as follows:

                                                                         Class A
                                                                         -------
Net asset value per share (net assets divided
by shares outstanding).....................................................$9.66

Maximum offering price per share (net asset
value divided by .9525)...................................................$10.14

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Company. The Board of Trustees will monitor, on an ongoing basis, the Company's method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset values unless the Company's trustees determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and C shares are offered at net asset value.

The Company has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors three different classes of shares. This Statement of Additional Information offers those classes, designated Class A, B, and C. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan," the "B Plan" and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The fees payable under the A, B and C Plans are described in the Prospectus. For the period December 18, 1997 to October 31, 1998, fees paid to dealers under the A, B and C Plans were $7,538, $4,411, and $6,034, respectively.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                   Contingent Deferred Sales
Anniversary of the Day on                          Charge on Redemptions (As %
Which the Purchase Order Was Accepted              of Amount Subject to Charge)

Before the 1st.................................................5.0%
On the 1st, before the 2nd.....................................4.0%
On the 2nd, before the 3rd.....................................3.0%
On the 3rd, before the 4th.....................................3.0%
On the 4th, before the 5th.....................................2.0%
On the 5th, before the 6th ....................................1.0%
On or after the 6th anniversary................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and funds of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, through a special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the fiscal year ended October 31, 1998 was -4.00%, -4.77%, and -.76% for the A, B, and C shares, respectively.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1998, the yield for the Class A, B and C shares of the Fund were 8.40%, 8.08% and 0%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Company or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of Company shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The Company will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Company intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Company will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Forward foreign currency contracts, foreign currency put and call options and other investment techniques and practices which the Company may utilize, may affect the character and timing of the recognition of gains and losses by a Company. Such transactions may increase the amount of short-term capital gain realized by such Company, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Company's ability to engage in transactions in options and forward contracts.

Gain and loss realized by the Company on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Company purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Company may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the to its shareholders. Additional charges in the nature of interest may be imposed on either the Company or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Company were to invest in a passive foreign investment company with respect to which the Company elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Company might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Company.

As described in the Prospectus, the Company may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of the Company consist of stock or securities of foreign corporations, the Company may elect to treat foreign income taxes paid by the Company as having been paid directly by its shareholders. If a Company makes such an election, the shareholders of the Company will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by the Company and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by the Company, although such shareholders will still be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by the Company may be required to treat a portion of dividends received from the Company as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Company qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of dividends which represents income from each foreign country.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.
                                    Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
LORD ABBETT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Additional Information                                March 1, 1999
--------------------------------------------------------------------------------

                                   Alpha Fund

--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information, relates to, and should be read in conjunction with, the Prospectus dated March 1, 1998.

Lord Abbett Securities Trust ("Company") was organized as a Delaware business trust on February 26, 1993. The Company has four funds, but only Alpha Fund (the "Fund") is described in this Statement of Additional Information. The Fund has three classes of shares (A, B and C) offered by this Statement of Additional Information. The Fund is designed to invest in a diversified portfolio of underlying mutual funds, all of which are members of the Lord Abbett Family of Funds. Currently, the Fund invests in three of these underlying mutual funds:
Lord Abbett Developing Growth Fund, Inc.; Lord Abbett Research Fund, Inc.(Small-Cap Fund), and Lord Abbett Securities Trust (International Fund) (referred to as the "Lord Abbett Funds"). All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act, as amended (the "Act'), provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

      TABLE OF CONTENTS                                                     Page

      1.    Investment Policies                                             2
      2.    Trustees and Officers                                           3
      3.    Investment Advisory and Other Services                          6
      4.    Portfolio Transactions                                          7
      5.    Purchases, Redemptions and Shareholder Services                 8
      6.    Past Performance                                                16
      7.    Taxes                                                           16
      8.    Information About the Company                                   17
      9.    Financial Statements                                            18

                                       1.
                               Investment Policies

Fundamental Investment Restrictions

The Fund is subject to the following investment restrictions which cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund' Securities policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and Securities in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, or (ii) 10% of the voting securities of such issuer; except, in either case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other Securities companies; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following Securities policies which may be changed by the Board of Trustees without shareholder approval. The Fund may not:
(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of Securities) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Fund' total assets would be invested in such securities (this restriction shall not apply to Securities companies, mortgaged-backed securities , asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (5) hold securities of any issuer (excluding Securities companies) if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or Securities adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (6) invest in warrants if, at the time of the acquisition, its Securities in warrants, valued at the lower of cost or market, would exceed 5% of the Fund' total assets (included within such limitation, but not to exceed 2% of the Fund' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, trustees, employees, or its Securities adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such Fund.

Portfolio Turnover

For the period December 29, 1997 to October 31, 1998, the portfolio turnover rate was .01% for the Alpha Fund.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of twelve other Lord Abbett-sponsored Funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside trustees are also directors or trustees of some or all of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-0'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of the Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors/trustees maintained by each of the Lord Abbett-sponsored funds. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                       For the Fiscal Year Ended October 31, 1998
                       ------------------------------------------

         (1)                     (2)                  (3)                     (4)

                                               Pension or               For Year Ended
                                               Retirement Benefits      December 31, 1997
                                               Accrued by the           Total Compensation
                           Aggregate           Company and              Accrued by the Company and
                           Compensation        Twelve Other Lord        Twelve Other Lord
                           Accrued by          Abbett-sponsored         Abbett-sponsored
Name of Director           the Company(1)      Companies(2)             Companie(3)
E. Thayer Bigelow          $0                  $17,068                  $56,000
William H.T. Bush*         $0                  $0                       $0
Robert B. Calhoun, Jr.**   $0                  $0                       $0
Stewart S. Dixon           $0                  $32,190                  $55,000
John C. Jansing            $0                  $45,085(4)               $55,000
C. Alan MacDonald          $0                  $30,703                  $57,400
Hansel B. Millican, Jr.    $0                  $37,747                  $55,000
Thomas J. Neff             $0                  $19,853                  $56,000

*     Elected as of August 13, 1998
**    Elected as of June 17, 1998

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent trustees in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current trustees had the option to convert their accrued benefits under the retirement plan. All of the outside trustees except one made such an election.

3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
      Mr. Bigelow, $    ; Mr. Dixon, $    ; Mr. Jansing, $    ; Mr. MacDonald,
      $    ; Mr. Millican, $    and Mr. Neff, $    . If the amounts deemed
      invested in Fund shares were added to each director/trustee's actual holdings of Fund shares as of October 31, 1998, each would own the
      following: Mr. Bigelow,    shares; Mr. Dixon,    shares; Mr. Jansing,
         shares; Mr. MacDonald,    shares; Mr. Millican,    shares; and Mr.
      Neff,    shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Morris, McGruder, Towle and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents

Zane Brown, age 47;

Robert G. Morris, age 54;

Vice Presidents

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Daniel E. Carper, age 47;

Robert P. Fetch, age 46;

Timothy W. Horan, age 44;

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Thomas F. Konop, age 56;

Jerald Lanzotti, age 31;

Stephen I. McGruder, age 55;

A. Edward Oberhaus, age 39;

Keith F. O'Connor, age 43;

Fernando Saldanha, age 45;

Christopher J. Towle, age 41;

John J. Walsh, age 61;

and Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Fund's outstanding and entitled to vote at the meeting.

As of    , 1999 our officers and trustees, as a group, owned less than 1% of the
Funds' outstanding shares. As of     , 1999 there were no record holders of 5%
or more of the Funds' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Company. Nine of the general partners of Lord Abbett are officers and/or trustees of the Company, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor trustees of the Company are Stephen Allen, John E. Erard, Daria L. Foster, W. Thomas Hudson, Robert I. Gerber, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Alpha Fund is obligated to pay Lord Abbett a monthly fee, based on the average daily net assets for each month, at the annual rate of .50 of 1%. For the period December 29, 1997 (commencement of operations) to October 31, 1998, this fee was waived for the Alpha Fund. If the Fund had paid this fee, it would have amounted to $204,935. .

Although not obligated to do so, Lord Abbett may assume expenses of the Fund.

As discussed in the Prospectus under "Management," the Fund is contingently obligated to repay to Lord Abbett the amounts of such assumed expenses.

The Fund pays all of its expenses not expressly assumed by Lord Abbett, or the Lord Abbett Funds including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Company's custodian. In accordance with the requirements of Rule 17f-5, the Company's trustees have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Company and must be approved at least annually by our Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A. Tenth and Grand Kansas City, Missouri, 64141, acts as the transfer agent and dividend dispursing agent for each Fund.

                                       4.
                             Portfolio Transactions

The policy of the underlying Lord Abbett-sponsored funds (in which the Fund invests) is to obtain best execution fon all our portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Lord Abbett-sponsored fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, they may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker- dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- Securities companies (of which they are also officers) and other Securities clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Fund, the selection is made by Fuji-Lord Abbett International, Limited (the "Sub-Adviser"). The Sub-Advisor is responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In cases of securities traded in the foreign and domestic over-the counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in a Lord Abbett-sponsored fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, the Lord Abbett-sponsored funds pay a commission rate that they believe is appropriate to give maximum assurance that their brokers will provide them, on a continuing basis, the highest level of brokerage services available. While they do not always seek the lowest possible commission on particular trades, they pay a commission rate that they believe is appropriate to give maximum assurance that their brokers will provide them, on a continuing basis, the highest level of brokerage services available. While the Lord Abbett-sponsored funds do not always seek in the lowest possible commissions on particular trades, they believe that their commission rates are in line with the rates that many other institutions pay. The Lord Abbett-sponsored funds' traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Lord Abbett-sponsored funds and the other accounts they manage. Such services include showing the Lord Abbett-sponsored funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of the Lord Abbett-sponsored funds' brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Lord Abbett-sponsored funds and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Lord Abbett-sponsored funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Lord Abbett Funds; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Lord Abbett-sponsored funds have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their Securities process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by Securities decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett Fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

The Lord Abbett Funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the period December 29, 1997 to October 31, 1998, we paid total commissions to independent broker-dealers of $299,976.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King , Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The maximum offering prices of the Fund' Class A shares on 10/31/98 was computed as follows:

                                                                          Alpha
                                                                          Fund
                                                                          ----
Net asset value per share (net assets
  divided by shares outstanding)                                          $12.91

Maximum offering price per
  share (net asset value divided by .9425 in both cases)                  $13.70

The Company on behalf of the Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell the Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors three different classes of shares. This Statement of Additional Information offers those classes, designated Class A, B, and C. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge

("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of the Fund pursuant to Rule 12b-1 of the Act for each class of shares available in the Fund: the "A Plan," the "B Plan" and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses all amounts received under the A and C Plans for the Fund for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Fund.

The fees payable under the A, B and C Plans are described in the Prospectus. For the period December 29, 1997 to October 31, 1998, fees paid to dealers under the A, B and C Plans were $46,152, $146,102, and $74,834, respectively.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                  Contingent Deferred Sales
Anniversary of the Day on                         Charge on Redemptions (As %
Which the Purchase Order Was Accepted             of Amount Subject to Charge)

Before the 1st                                    5.0%
On the 1st, before the 2nd                        4.0%
On the 2nd, before the 3rd                        3.0%
On the 3rd, before the 4th                        3.0%
On the 4th, before the 5th                        2.0%
On the 5th, before the 6th                        1.0%
On or after the 6th anniversary                   None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of

1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord
Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and Fund which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain Fund of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund' being exchanged must have a value equal to at least the minimum initial Securities required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial Securities in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and Fund of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated Securities and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their Securities in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current Securities, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares. Rights of Accumulation are not applicable to Class Y shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered Securities advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular Securities products made available for a fee to clients of such brokers, dealers, registered Securities advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds and (f) through Retirement Plans with at least 100 eligible employees.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 60 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in each Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus with respect to Class A, B and C shares. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for Securities, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new Securities is soon withdrawn. The minimum Securities accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. Each Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust

Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge(as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the period December 29, 1997 (commencement of operations) to October 31, 1998 was -10.00%, -9.71%, and -5.83% for the A, B, and C shares, respectively, not annualized.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions, which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund (or any of the underlying Lord Abbett-sponsored funds in which the Fund invests) may utilize may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund (or any of the underlying Lord Abbett-sponsored funds in which the Fund invests) may be subject to foreign withholding taxes which would reduce the yield on the Funds' investments. Generally, Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund (or an underlying Lord Abbett-sponsored fund).

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by the Fund (or any of the underlying Lord Abbett-sponsored funds in which the Fund invests) on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If any of the underlying Lord Abbett-sponsored funds in which the Fund invests purchases shares in certain foreign investment entities called "passive foreign investment companies," such fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed to the Fund and distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on such Fund, the Fund, or its shareholders in respect of deferred taxes arising from such distributions or gains. If an underlying Lord Abbett Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, which would increase the amount that the underlying fund is required to distribute in order to avoid income and excise taxes.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                          Information About the Company

The value of any shares redeemed by the Company or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of Company shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The Company will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Company intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Company will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by the Company on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Company purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Company may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the to its shareholders. Additional charges in the nature of interest may be imposed on either the Company or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Company were to invest in a passive foreign investment company with respect to which the Company elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Company might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Company.

The Company may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of the Company consist of stock or securities of foreign corporations, the Company may elect to treat foreign income taxes paid by the Company as having been paid directly by its shareholders. If a Company makes such an election, the shareholders of the Company will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by the Company and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by the Company, although such shareholders will still be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by the Company may be required to treat a portion of dividends received from the Company as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Company qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of dividends which represents income from each foreign country.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C            OTHER INFORMATION

This Post-Effective Amendment No. 26 (the "Amendment") to the Registrant's Registration Statement relates only to the Growth & Income Fund, International Fund, World Bond-Debenture Fund, and Alpha Fund - classes A, B and C.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                                     POST-EFFECTIVE
                                                      AMENDMENT NO.
                                                      -------------
International Fund - Y shares                              25
International Fund -  Y shares                             24
Large-Cap International Series - A,B, and C                23

Item 23     Exhibits
            (a) Declaration of Trust is incorporated by reference to Post-Effective Amendment No.19 to the Registration Statement on Form N-1A filed on 3/1/98.
            (b)   By-Laws incorporated by reference.
            (c) Instruments Defining Rights of Security Holders incorporated by reference.
            (d)   Investment Advisory Contracts incorporated by reference.
            (e)   Underwriting Contracts incorporated by reference.
            (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 7, 1994.
            (g)   Custodian Agreements incorporated by reference.
            (h)   Other Material Contracts incorporated by reference.
            (i)   Legal Opinion incorporated by reference.
            (j)   Other Opinion.  Consent of Independent Auditors.
            (k)   Omitted Financial Statements incorporated by reference.
            (l)   Initial Capital Agreements incorporated by reference.
            (m) Rule 12b-1 Plan incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.
            (n)   Financial Data Schedule.
            (o) Rule 18f-3 Plan. Incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.

Item 24     Persons Controlled by or Under Common Control with the Fund

            None.

Item 25     Indemnification

            All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26     Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

Item 27     Principal Underwriters

      (a)   Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett U.S. Government Money Market Fund, Inc.
            Lord Abbett Equity Fund
            Lord Abbett Tax-Free Income Trust
            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.

            Investment Advisor
            American Skandia Trust (Lord Abbett Growth & Income Portfolio)

      (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal                 Positions and Offices
            Business Address (1)               with Registrant
            --------------------               ---------------------

            Robert S. Dow                      Chairman and President
            Paul A. Hilstad                    Vice President & Secretary
            Zane E. Brown                      Executive Vice President
            Robert G. Morris                   Executive Vice President
            Daniel E. Carper                   Vice President
            Robert P. Fetch                    Vice President
            Stephem I. McGruder                Vice President
            Christopher J. Towle               Vice President

            John J. Walsh                      Vice President

            The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, John
            E. Erard, Daria L. Foster, Robert I. Gerber, Thomas W. Hudson, Jr., Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington.

            Each of the above has a principal business address:

            767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item 28     Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29     Management Services

            None

Item 30     Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of December, 1998.

                                                LORD ABBETT SECURITIES TRUST


                                                By    /s/Robert S. Dow
                                                   -----------------------------
                                                   Robert S. Dow,
                                                   Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                  Chairman, President
 /s/Robert S. Dow                     and Trustee           12/30/98
------------------------------   ----------------------   ----------------------
Robert S. Dow                            (Title)                  (Date)


 /s/E. Thayer Bigelow                    Trustee            12/30/98
------------------------------   ----------------------   ----------------------
E. Thayer Bigelow                        (Title)                  (Date)


 /s/William H.T. Bush                    Trustee            12/30/98
------------------------------   ----------------------   ----------------------
William H. T. Bush                       (Title)                  (Date)


 /s/Robert B. Calhoun,Jr.                Trustee            12/30/98
------------------------------   ----------------------   ----------------------
Robert B. Calhoun, Jr.                  (Title)                  (Date)


/s/Stewart S. Dixon                       Trustee            12/20/98
------------------------------   ----------------------   ----------------------
Stewart S. Dixon                         (Title)                  (Date)


 /s/John C. Jansing                       Trustee            12/30/98
------------------------------   ----------------------   ----------------------
John C. Jansing                          (Title)                  (Date)


 /s/C. Alan MacDonald                     Trustee            12/30/98
------------------------------   ----------------------   ----------------------
C. Alan MacDonald                        (Title)                  (Date)


/s/Hansel B. Millican, Jr.                Trustee            12/30/98
------------------------------   ----------------------   ----------------------
Hansel B. Millican, Jr.                  (Title)                  (Date)


/s/Thomas J. Neff                        Trustee            12/30/98
------------------------------   ----------------------   ----------------------
Thomas J. Neff                           (Title)                  (Date)

                                  Vice President and
/s/Keith F. O'Connor            Chief Financial Officer     12/30/98
------------------------------   ----------------------   ----------------------
Keith F. O'Connor                        (Title)                  (Date)